EXHIBIT 10.9.6
						--------------

          THIS INSTRUMENT AND THE OBLIGATIONS REPRESENTED THEREBY IS SUBORDINATE IN ALL RESPECTS TO CERTAIN OBLIGATIONS OF CHEMPOWER, INC. AND ITS SUBSIDIARIES TO FIRST NATIONAL BANK OF OHIO, INCLUDING A PROMISSORY NOTE IN THE MAXIMUM PRINCIPAL AMOUNT OF $15,700,000 DATED AS OF FEBRUARY 28, 1997.

                                  SECURITY AGREEMENT
                                  ------------------
                                  (Chempower, Inc.)


                    THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of February 28th, 1997, is made by CHEMPOWER, INC., an
                               ----
          Ohio corporation, including any divisions thereof ("Grantor") in favor of TOOMAS J. KUKK, his executors, administrators, successors, and assigns, as Agent ("Agent"), for Toomas J. Kukk and Mark L. Rochester (jointly and severally, the "Principal Shareholders").


                                 W I T N E S S E T H:


                    WHEREAS, Grantor, American Eco Corporation, an Ontario, Canada corporation ("American Eco"), and Sub Acquisition Corp., an Ohio corporation, are parties to that certain Agreement and Plan of Merger dated as of September 10, 1996 (the "Merger Agreement"); and

                    WHEREAS, in order to effectuate the transactions contemplated by the Merger Agreement, the Agent, the Principal Shareholders, the Grantor, and American Eco have entered into that certain Financing Agreement of even date herewith
          ("Financing Agreement"); and

                    WHEREAS, the transactions under the Merger Agreement and under the Financing Agreement will inure to the benefit of the Grantor; and

                    WHEREAS, all collateral assigned or otherwise granted in connection with the Financing Agreement is to be granted to and/or held by, as the case may be, the Agent for the benefit of the Principal Shareholders; and

                    WHEREAS, the execution and delivery of this Security Agreement by the Grantor is required as a condition to the parties' obligations under the Financing Agreement;

                    NOW, THEREFORE, for good and valuable consideration, the Grantor and the Agent agree as follows:

                    1.   DEFINITIONS. As used in this Security Agreement,
                         -----------
          the following terms, which are in addition to terms defined elsewhere in this Security Agreement, shall have the respective meanings indicated below:

                         "Accounts Receivable" shall include all accounts, accounts receivable, contract rights for the payment of money, instruments, other obligations and receivables and all other rights to payment, in all cases whether now owned or hereafter acquired by the Grantor, whether now existing or hereafter arising.

                         "Collateral" shall mean and include all of the Grantor's assets, interests, facilities, and property of every kind and description (real, personal or mixed, tangible or intangible), wherever located, regardless of whether such assets, interests, facilities, and property are now owned or hereafter acquired by the Grantor and whether now existing or hereafter arising, including without limitation, (i) all Accounts Receivable, (ii) all Depository Accounts, (iii) all Equipment,
          (iv) all General Intangibles, (v) all Inventory, (vi) all accessions and products, (vii) all additions to or substitutions or replacements for any of the foregoing, (viii) all proceeds of or from any of the foregoing, (including insurance proceeds whether or not the Agent is the loss payee thereunder), and (ix) in all cases, whether now owned or existing or hereafter acquired or arising.

                         "Depository Accounts" shall include all funds, balances, checks, drafts and cash held by or deposited with, and all accounts (regardless of whether they are designated as savings, checking, cash collateral, operating or otherwise) maintained by the Grantor at banks or other institutions;

                         "Equipment" shall mean all designs, patterns, machinery, equipment, appliances, furniture, fixtures, supplies, and tangible personal property of every kind and description, now owned or hereafter acquired by the Grantor.

                         "General Intangibles" shall mean all property (other than Accounts Receivable and Equipment) including, but not limited to choses in action, tax refunds, trademarks and trade names, copyrights, patents and patent applications, judgments, awards, warehouse receipts, and designs and patterns (to the extent that they are not Equipment), now owned or hereafter acquired by the Grantor and whether now existing or hereafter arising.

                         "Inventory" shall mean all goods held by Grantor for sale or lease or to be furnished under contracts of service or so furnished, raw materials, work in process, or materials used or consumed in business, now owned or hereafter acquired by the Grantor.

                         2.   DEFINITIONS INCORPORATED FROM THE FINANCING
                              -------------------------------------------
          AGREEMENT.  Capitalized terms used but not defined herein shall
          ---------
          have the respective meanings ascribed to such terms in the Financing Agreement. In the event that any of the documents contemplated in the Financing Agreement are from time to time amended or modified or any instrument is substituted in replacement thereof, such amendment, modification, or substitution shall, from and after the date thereof, be included within the definition of such document contained herein.

                         3.   SECURITY INTEREST. The Grantor, its
                              -----------------
          successors and assigns, hereby grants to the Agent, and its successors and assigns, a security interest in all the Collateral, whether now owned or existing or hereafter acquired or arising, together with all proceeds therefrom to secure the following:

                         (a) the payment of all amounts heretofore or hereafter owing to the Agent under the Principal Shareholders' Note and the Principal Shareholders' Guaranty and/or under or in connection with the Financing Agreement (the "Payments");

                         (b) the payment by the Grantor of all costs and expenses (including reasonable attorneys' fees) incurred by the Agent in the collection of the Payments and in the enforcement of its rights under the Financing Agreement;

                         (c)  the payment by the Grantor of all sums
                    expended or advanced by the Agent pursuant to the terms of this Security Agreement;

                         (d) the performance by the Grantor of all of its obligations under the Financing Agreement; and

                         (e) the payment of any and all other amounts (including principal, interest, fees, expenses, or charges) of any kind or description now or hereafter owing by the Grantor to the Agent.

                         4.   THE GRANTOR REMAINS LIABLE. Anything herein
                              --------------------------
          to the contrary notwithstanding, (a) the Grantor shall remain liable under all contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral or be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                         5.   ACCOUNTS RECEIVABLE. The Grantor agrees as
                              -------------------
          follows:

                         (a) The Grantor shall, after the occurrence and during the continuance of an Event of Default, at the request of the Agent, execute and deliver a form of agreement satisfactory to the Agent and its counsel, establishing a lock box and cash collateral arrangement with the Agent.

                         (b) In the event a government (including the United States Government, the government of any state or any local government) or any department, agency, instrumentality or subdivision thereof is an account debtor or obligor on any Accounts Receivable, or is a party to any contract or order out of which will arise an Account Receivable of the Grantor, the Grantor shall promptly notify the Agent of that fact, comply with the Assignment of Claims Act of 1940 (or any substantially equivalent federal, state, or local law) and will execute such further instruments and take such further steps requested by the Agent in order that the Account Receivable and all moneys due under such contracts and/or order, shall be assigned to the Agent and due notice thereof given to the appropriate governmental official.

                         (c) After the occurrence of an Event of Default, the Agent shall have the right from time to time (at the Grantor's expense) to arrange for verification of all Accounts Receivable directly with the account debtors or by other methods reasonably satisfactory to the Agent. Any such verification shall be conducted in such a manner as to minimize disruption to the Grantor.

                         (d) In the event any Accounts Receivable of the Grantor is evidenced by chattel paper or other negotiable instruments, the Grantor shall, after the occurrence and during the continuance of an Event of Default, deliver the same to the Agent as soon as possible and prior to such delivery shall hold the same in trust for the benefit of the Agent. The Grantor shall endorse any chattel paper or other negotiable instruments in favor of the Agent. The Agent is hereby appointed as attorney-in-fact for the Grantor for such purpose.

                         (e)  Except as otherwise provided in this
          subsection, the Grantor shall use its reasonable efforts to collect, at its own expense, all amounts due or to become due to the Grantor on the Accounts Receivable; provided, however, after the occurrence of an Event of Default, upon the request of the Agent, the Grantor shall take such action (at the Grantor's expense) as reasonably requested by the Agent to collect any one or more Accounts Receivable. After the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right at any time, upon written notice to the Grantor and at the expense of the Grantor, to take such action to collect the Accounts Receivable as the Agent deems proper, and to adjust, settle and compromise payment thereof (without notice to or the consent of the Grantor), in the same manner and to the same extent as the Grantor might have done. At such time as the Agent exercises its rights pursuant to the preceding sentence, the Grantor shall not take any action to collect, adjust, settle or compromise any Account Receivable except with the written consent of the Agent and any collections of Accounts Receivable received or held by the Grantor shall be property of the Agent, shall be held in trust for the benefit of the Agent and shall be delivered to the Agent immediately with all requisite endorsements in favor of the Agent which the Agent may make as attorney-in-fact for the Grantor. The Agent has no obligation to the Grantor to collect or attempt to collect any Accounts Receivable or to preserve any rights against any party in connection therewith.

                         6.   EQUIPMENT AND INVENTORY--POSSESSION.  The
                              -----------------------------------
          Grantor shall be entitled to the possession of its Equipment and Inventory and to use the same in connection with its business until the occurrence of an Event of Default.

                         7.   SECURITIES. Concurrent with the execution of
                              ----------
          this Security Agreement, American Eco shall execute and deliver to the Agent the Pledge Agreement covering all shares of Grantor then or thereafter owned by American Eco. With respect to Collateral in the possession of the Agent and covered by the Pledge Agreement, the provisions of both the Pledge Agreement and this Security Agreement shall cover such property, but in the event of a conflict, the Pledge Agreement shall govern.

                         8.   GOODS HELD BY A THIRD PARTY. The Grantor
                              ---------------------------
          shall not, without the prior written consent of the Agent, relinquish possession of any Collateral to any bailee or third person other than the Agent or other than in the ordinary course of its business or as otherwise permitted by this Security Agreement.

                         9.   RECORDS. The Grantor will at all times keep
                              -------
          accurate and complete records, consistent with past practice, of its Accounts Receivable, General Intangibles, Inventory, and Equipment, and the Agent shall have the right at all reasonable times to examine and inspect the same and to make copies thereof.

                         10.  REPRESENTATIONS AND WARRANTIES OF THE
                              -------------------------------------
          GRANTOR. The Grantor represents, warrants, and covenants to the
          -------
          Agent as follows, effective immediately after, but not as of or prior to, the Closing of the Merger:

                         (a) The Grantor warrants that it is and will be the sole owner of all Accounts Receivable now or hereafter appearing on its books, and that the same are and will be, during the term of this Security Agreement, free and clear from any and all assignments, liens, and security interests except as created hereby;

                         (b) The Grantor warrants that it is and, during the term of this Security Agreement, will be the sole owner of its Equipment, Inventory, and General Intangibles; that the same will be used solely in connection with the Grantor's business; that the Collateral will be kept only in the County or Counties identified on Exhibit 1 hereto; that all of the Equipment, Inventory, and General Intangibles are free and clear of all liens and encumbrances whatsoever, except as provided in this Security Agreement, except for the security interest granted under a security agreement between Grantor and First National Bank of Ohio dated as of February 28, 1997, and except for purchase money security interests incurred prior to the date hereof in the ordinary course of business; and the Grantor will warrant and defend the Equipment, Inventory, and General Intangibles unto the Agent, its successors and assigns, against all lawful claims and demands whatsoever of all persons claiming by, from, through or under the Grantor;

                         (c) The Grantor will not permit the Collateral to become subject to any lien or other security interest, whether prior or subordinate to the security interest of the Agent created hereunder except as provided in the Financing Agreement, except for the security interest granted under a security agreement between Grantor and First National Bank of Ohio dated as of February 28, 1997, and except for purchase money security interests incurred prior to the date hereof in the ordinary course of business;

                         (d) The Grantor will obtain and maintain, or cause to be obtained and maintained, policies of insurance as required by the Financing Agreement.

                         (e)  The Grantor will keep and maintain the
               Equipment and every part thereof in good condition and repair, ordinary wear and tear excepted, so as to serve the purpose for which it is designed and intended;

                         (f) The Grantor will pay, or cause to be paid, all taxes and assessments which may be levied, assessed, or charged on or against the Collateral or which the Grantor may be required to pay by reason of its ownership of the Collateral, including franchise and similar taxes, as the same become due and payable; provided, however, the Grantor shall not be required to pay any such tax or assessment so long as the validity or amount thereof shall be contested in good faith and by appropriate proceedings, but this proviso shall apply only if the property subject thereto shall not then be subject to sale or foreclosure in order to satisfy any tax lien which has attached as security therefor;

                         (g)  The Grantor shall, from time to time as
               requested by the Agent, take such action and execute and deliver to the Agent all such financing statements, instruments, supplements, further assurances, and security or other agreements as may be required or requested by the Agent in order to perfect and continue the Agent's security interest in the Collateral;

                         (h) The Grantor warrants that its only places of business are located in the County or Counties identified on
               Exhibit 1 hereto, and that the Grantor will keep all records concerning the Collateral in said Counties.

                         11.  THE AGENT'S DUTIES. The powers conferred on
                              ------------------
          the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall not have any duty as to the Collateral or as to taking necessary steps to preserve rights against prior parties.

                         12.  DEFAULT REMEDIES. If an Event of Default
                              ----------------
          shall occur, the Agent shall have the following rights:

                         (a)  To perform any defaulted covenant or
               agreement of this Security Agreement to such extent as the Agent shall determine and advance such moneys as it shall deem advisable for the aforesaid purpose and all moneys so advanced shall be secured hereby and shall be repaid promptly upon demand; provided, however, that nothing herein contained shall be construed to require the Agent to advance money for any of the aforesaid purposes;

                         (b)  To notify all account debtors to make
               payments directly to the Agent or otherwise as the Agent shall in its sole discretion direct;

                         (c) To take control of any and all proceeds to which the Agent may be entitled under this Security Agreement or under any applicable laws;

                         (d) To declare all of the indebtedness secured hereby to be immediately due and payable, and this Security Agreement in default and subject to foreclosure proceedings and/or other rights, options, and remedies as provided under other applicable law;

                         (e)  To take immediate possession of the
               Collateral and, with or without taking possession of the Collateral, to sell, lease, or otherwise dispose of any or all of the Collateral, either at public or private sale, upon commercially reasonable terms, and the Agent or its nominee may become the purchaser thereof at public or private sale and if the Agent is the purchaser, the price therefor may be paid pursuant to a credit bid of the Agent or its nominee. Any sale may be adjourned at any time and from time to time to a reasonably specified time and place by announcement at the time and place of sale as previously fixed, without further notice by publication or otherwise of the time and place of such adjourned sale. The proceeds of any sale shall be applied (i) first to the expenses of taking, holding, and preparing for sale or disposition, and sale or disposition and the like (including reasonable attorneys' fees), (ii) next to the principal and interest due on account of the Payments and the other amounts secured under subsections (a) through (d) of Section 3 hereof, (iii) next to amounts secured under subsection (e) of Section 3 hereof, (iv) next to the holder of any subordinate security interest therein if written notification of demand therefor is received before distribution of the proceeds, and (v) lastly, any surplus to the Grantor, and the Grantor shall remain liable for any deficiency. Any such sale, public or private, may be made on credit at the option of the Agent. The Agent shall have the right to conduct any such sale on the Grantor's premises, and the Agent shall have such right of possession of said premises as shall be necessary or convenient for such purpose;

                         (f) Following compliance with the requirements of applicable law, to retain the Collateral in satisfaction of the obligations and indebtedness hereby secured and hold the Collateral so retained, absolutely free from any claim or right whatsoever (including, without limitation, any equity or right of redemption of Grantor) which Grantor hereby specifically waives. Grantor specifically agrees that advance written notice of a proposal by the Agent to retain the Collateral in satisfaction of the obligations and indebtedness hereby secured of no less than five (5) days is commercially reasonable and otherwise unobjectionable;

                         (g)  To take immediate possession of the
               Collateral and to use or operate the Collateral in order to preserve the same or its value, and collect, receive, and use all of the net profits from such use or operation to pay indebtedness secured by such Collateral;


                         (h)  To require the Grantor, to the extent
               practicable and at the Grantor's expense, to assemble the Collateral and make it available to the Agent at such locations within the county wherein such Collateral is located as the Agent shall designate; and

                         (i) To proceed to protect and enforce the Agent's rights by a suit or suits in equity or at law, whether for specific performance or otherwise, in aid of the execution of any power herein granted, for any foreclosure hereunder, or for the enforcement of any other proper legal or equitable remedy.

          The Agent shall have any and all other rights and remedies provided by law or equity, including, without limitation, the rights and remedies of a secured party. The Agent's rights and remedies will be cumulative, and no waiver of any default will affect any other subsequent default. The rights and remedies provided in this Security Agreement are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order, without any marshalling, as the Agent shall determine. Nothing herein contained shall be construed as preventing the Agent from taking all lawful actions to protect its interest in the event that liquidation, insolvency, bankruptcy, reorganization, or foreclosure proceedings of any nature whatsoever affecting the property or assets of the Grantor should be instituted.

                         13.  GENERAL PROVISIONS.
                              ------------------

                         (a) This Security Agreement and the security interests of the Agent in the Collateral created hereby shall cease and terminate only upon the complete satisfaction of all obligations of the Grantor specified in
               Section 3 hereof.

                         (b) Except where the application of another law is mandatory, this Security Agreement shall be construed to be a contract made under and pursuant to the laws of Ohio, and all of the terms, covenants, and conditions contained herein shall be governed by and construed in accordance with such laws.

                         (c) This Security Agreement, all supplements hereto and all amendments hereof, shall inure to the benefit of and be binding upon the Grantor, the Agent and its respective successors and assigns.

                         (d) No waiver of any term, provision, covenant, or condition contained in this Security Agreement, or of any breach of any such term, provision, covenant or condition, shall constitute a waiver of any other or subsequent breach or justify or authorize the non-observance on any other occasion of such term, provision, covenant, or condition contained in this Security Agreement.

                         (e) This Security Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Security Agreement.

                         IN WITNESS WHEREOF, the parties have executed or have caused this Security Agreement to be executed in Cleveland, Ohio, on the date first above written by its officers thereunto duly authorized.


                                        GRANTOR:

                                        CHEMPOWER, INC.


                                        By:/s/Robert E. Rohr
                                           ------------------------------
                                           Name:Robert E. Rohr
                                               -------------------------
                                           Title:V.P. Finance
                                                ------------------------


                                        AGENT:  TOOMAS J. KUKK

                                        By:/s/Toomas J. Kukk
                                           ------------------------------
                                           Toomas J. Kukk, as Agent for
                                             the Principal Shareholders

                                      EXHIBIT 1

               (Counties of Location of Collateral, Place of Business,
                                and Business Records)


          Summit County, Ohio
          Hamilton County, Ohio
          Washington County, Pennsylvania
          Putnam County, West Virginia
          Humphreys County, Tennessee
          Clark County, Nevada